SCHEDULE OF FINANCE EXPENSES (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Interest expense on financial liabilities held for trading	[1]	$ 3,427	$ 1,222
Interest expense - other		110	759
Rehabilitation provision - accretion		85	61
Post-retirement benefits - accretion		37	40
Unrealized loss on currency hedges		21	426
Finance expenses		$ 3,680	$ 2,508

[1]	The Debentures are recorded at amortized cost and accreted to the principal amount over the term of the Debentures (Note 15). For the year ended December 31, 2021, $1,433 (December 31, 2020– $588) relates to the coupon interest payment paid in common shares of the Company (Note 16) and $1,994 (December 30, 2020 – $634) relates to the additional accretion using the effective interest rate method.